UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 7, 2018
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)
Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, including area code: (503) 226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.
As previously reported, on December 29, 2017, Northwest Natural Gas Company (NW Natural) filed a request for a general rate increase (Rate Case) with the Public Utility Commission of Oregon (OPUC). As previously reported, on August 6, 2018, the Company, OPUC Staff, Oregon Citizen’s Utility Board (CUB), and the Alliance of Western Energy Customers (AWEC), which comprise all of the parties to the Rate Case, filed with the OPUC a joint stipulation addressing all but three issues in the Rate Case (First Settlement). On September 7, 2018, the Company, OPUC Staff and CUB, filed with the OPUC a joint stipulation addressing two of these three remaining issues (Second Settlement and collectively with the First Settlement, the Settlements). AWEC has declined to join the Second Stipulation and has reserved the right to contest it. The Settlements are subject to the review and approval of the OPUC. For new rates to go into effect, the OPUC must issue an Order, which may approve or modify the terms of the Settlements and address the remaining issue.

Under the Second Settlement, the stipulating parties agree that the Company properly recorded the remeasurement of regulated utility excess deferred income taxes pursuant to the effects of the Tax Cuts and Jobs Act (TCJA), and agree that all of the Company’s TCJA-related dockets will be resolved in accordance with the terms of the Second Stipulation. Under the Second Settlement, the Company would return excess deferred income taxes pursuant to TCJA as follows: (i) an annual credit to base rates of $3.26 million; (ii) a total credit of $14.64 million over five years to sale customers; and (iii) a credit to customers' benefit of $6.67 million reflected as a reduction to the Company’s pension balancing account, described below. As a result of these returns and credits, the Company’s rate base is expected to increase by approximately $22.15 million, and the revenue requirement is expected to increase approximately $2.06 million. The annual credit of $3.26 million will be reviewed and adjusted as appropriate based on the remaining balances of excess deferred income taxes, on the earlier of the Company’s next general rate case or five years from the date of the rate effective date.

As to the future operation and timing of rate recovery of amounts reflected in the Company’s pension balancing account, under the Second Settlement, the stipulating parties agree that the Company would freeze its pension balancing account as of October 31, 2018. Effective November 1, 2018, the Company would reduce the balance in the pension balancing account by a total of approximately $12.6 million, consisting of the excess deferred income taxes described above and the Federal income tax benefit deferred from January 1, 2018 to October 31, 2018. The Company would then collect the remainder of the pension balancing account balance over ten years in a customer tariff of $8.2 million per year. Beginning on November 1, 2018, the Company will recover the test year FAS 87 pension expense in base rates, resulting in an expected increase of approximately $8.1 million to the Company’s revenue requirement. This amount is expected to be reviewed and reset periodically as part of the Company’s future general rate cases.

The issue not addressed in the Settlements and that the parties to the Rate Case expect to continue to litigate relates to sharing of revenues produced by optimization of certain Company assets and interstate storage operations.

Forward-Looking Statements

This report, and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, future events and timing thereof, investments, capital expenditures, commodity and other costs, customer rates or rate recovery, customer savings, use of underground storage, financial positions, financial results, revenue requirements, targeted capital structure, return on equity, cost of capital, rate base, revenues and earnings and the timing thereof, operating and maintenance expense, timing, outcomes or effects of future regulatory proceedings or future regulatory approvals and rate cases, regulatory prudence reviews, effects of regulatory mechanisms, tax liabilities, including effects of tax reform, projected obligations, expectations and treatment with respect to retirement plans, approval and adequacy of regulatory deferrals, effects of changes in laws or regulations, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company's most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A “Risk Factors”, in the Company’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: September 7, 2018	/s/ David H. Anderson
President and Chief Executive Officer